The RBB Fund, Inc.

Abbey Capital Futures Strategy Fund (the “Fund”)

Class I Shares (Ticker: ABYIX)

Class A Shares (Ticker: ABYAX)

Class C Shares (Ticker: ABYCX)

Supplement dated September 11, 2014

to the Fund’s Prospectus and Statement of Additional Information, each dated June 30, 2014

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Effective September 4, 2014, Mark Chapin, a principal and Managing Member of Revolution Capital Management LLC (“Revolution”), a trading adviser to the Fund’s subsidiary, Abbey Capital Offshore Limited (the “Subsidiary”), resigned from Revolution.  Mr. Chapin’s resignation resulted in a change in control of Revolution and resulted in the automatic termination of the existing Trading Advisory Agreement among Revolution, the Subsidiary and Abbey Capital Limited, the Fund’s investment adviser.  Therefore, effective immediately, Revolution is no longer a trading adviser to the Subsidiary and all references to Revolution in the Prospectus and Statement of Additional Information are hereby deleted.

Please retain this Supplement for future reference.